UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 2, 2016.

Meeting Information
STERIS plc	Meeting Type: Annual General Meeting
For holders as of: May 27, 2016
Date: August 2, 2016 Time: 9:00 A.M. British Summer Time
Location: Brown’s Hotel
33 Albemarle Street
Mayfair, London, England, WIS 4BP United Kingdom

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FISCAL 2016 ANNUAL REPORT    ANNUAL REPORT AND ACCOUNTS FOR THE YEAR ENDING MARCH 31, 2016

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:         www.proxyvote.com

                                       2) BY TELEPHONE:     1-800-579-1639

                                       3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 19, 2016 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposals (all proposals are ordinary resolutions except proposals 12 and 13, which are special resolutions):
1.	Re-election of Directors
Nominees:

8.        To approve the STERIS plc Senior Executive Management Incentive Compensation Plan Effective April 1, 2016.

9.        To approve the STERIS plc 2006 Long-Term Equity Incentive Plan as Amended and Restated Effective August 2, 2016.

10.      To (a) authorize the Company to make off-market purchases (within the meaning of section 694 of the Companies Act 2006); (b) approve the share repurchase contracts in the forms produced to the Meeting and initialed by the Chairman for the purposes of identification to be used by the Company to repurchase its ordinary shares of £0.10 per share (the “Ordinary Shares”) pursuant to and in accordance with the terms set out therein; and (c) approve the list of counterparties with whom the Company may conduct such repurchase transactions. The authority conferred by this resolution shall expire on the fifth anniversary of the date of the 2016 Annual General Meeting of Shareholders, except that the Company may, before the expiration of the authority granted by this resolution, enter into a contract to purchase Ordinary Shares which will or may be executed wholly or partly after the expiration of such authority.

11.      To authorize the Company to make an off-market purchase (within the meaning of section 694 of the Companies Act 2006) of the one Ordinary Share of the Company held by STERIS Corporation, and approve a share repurchase contract in the form produced to the Meeting and initialed by the Chairman for the purposes of identification to be used to effect such repurchase.

12.      To approve the deletion of Article 154(1) of the Company’s Articles of Association relating to business combinations and its replacement with the following:

           “The adoption or authorisation of any Business Combination must be pre-approved with the sanction of an ordinary resolution of the Company. The foregoing vote shall be in addition to any class vote or other vote otherwise required by law, these Articles, or any agreement to which the Company is a party.”

	1a.	Richard C. Breeden
	1b.	Cynthia L. Feldmann
	1c.	Jacqueline B. Kosecoff
	1d.	David B. Lewis
	1e.	Sir Duncan K. Nichol
	1f.	Walter M Rosebrough, Jr.
	1g.	Mohsen M. Sohi
	1h.	Richard M. Steeves
	1i.	John P. Wareham
	1j.	Loyal W. Wilson
	1k.	Michael B. Wood
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2017.
3.	To appoint Ernst & Young LLP as the Company’s U.K. statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.
4.	To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.
5.

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 13, 2016.

6.

To approve, on a non-binding advisory basis, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) for the period ended March 31, 2016 contained within the Company’s annual report and accounts for the year ended March 31, 2016.

7.	To approve the Directors’ Remuneration Policy.

Voting Items continued

13.	To ratify and confirm:
(a)

the payment of $0.25 per Ordinary Share interim dividend made by the Company on March 29, 2016 (the “Interim Dividend”) and the entry in the audited accounts of the Company for the fiscal year ended March 31, 2016, whereby distributable profits of the Company were appropriated to the payment of the Interim Dividend;

(b)

that any and all claims which the Company may have in respect of the payment of the Interim Dividend against its shareholders who appeared on the register of shareholders and/or against holders of depositary interests in respect of Ordinary Shares on the record date for the Interim Dividend be released effective as of March 29, 2016, and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification; and

(c)

that any and all claims which the Company has or may have against its directors (whether past, present or future) arising in connection with the payment of the Interim Dividend be released and that a deed of release in favor of such persons be entered into by the Company in the form of the deed produced to the Meeting and initialed by the Chairman for the purposes of identification.

14.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Instructions